Exhibit 10.15

Form of Lock-Up Agreement

           , 2024

Maxim Group LLC

300 Park Avenue, 16th Floor

New York, NY 10022

Ladies and Gentlemen:

The undersigned understands that Maxim Group LLC (the “Placement Agent”) proposes to enter into a placement agency agreement (the “Placement Agency Agreement”) with Nexalin Technology, Inc., a Delaware corporation (the “Company”), providing, on a “reasonable best efforts” basis, for the public offering (the “Public Offering”) of shares of the Company’s common stock, par value $0.001 per share (the “Shares”).

To induce the Placement Agent to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not, during the period commencing on the date of the Placement Agency Agreement and ending six (6) months after the final closing date under the Placement Agency Agreement (the “Lock-Up Period”), (1) offer, issue, pledge, sell, contract to sell, encumber, grant, lend, hypothecate, pledge or otherwise transfer or dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition, whether by actual disposition or effective economic disposition due to cash settlement or otherwise, by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any Shares or any securities convertible into or exercisable or exchangeable for Shares beneficially owned, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to do any of the foregoing.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Placement Agent in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that, no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities (i) as a bona fide gift, by will or intestacy, (ii) by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement, or (iii) to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the family member of the undersigned (for purposes of this lock-up agreement, “immediate family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; or (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) or (d), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Placement Agent a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made. The undersigned also agrees and consents to the entry of stop transfer instructions to be in effect solely during the Lock-Up Period (subject to the terms of this lock-up agreement) with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any Shares that the undersigned may purchase in the Public Offering; (ii) the Placement Agent agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Placement Agent will notify the Company of the impending release or waiver; (iii) the Company has agreed that from the date that certain Placement Agency Agreement between the Company and the Placement Agent is executed until forty five (45) days after the Closing Date, neither the Company nor any Subsidiary shall (a) enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents or (b) file any registration statement or amendment or supplement thereto, other than the Prospectus, the Prospectus Supplement or filing a registration statement on Form S-8 in connection with any employee benefit plan, in each case without prior written consent of the Placement Agent. Notwithstanding the foregoing, this restriction shall not apply in respect of an Exempt Issuance (as defined in the Purchase Agreement), except that no Variable Rate Transaction shall be an Exempt Issuance (as defined in the Purchase Agreement); and (iv) the Company has agreed in the Placement Agency Agreement to announce the impending release or waiver by press release through a major news service or a Current Report on Form 8-K at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Placement Agent hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

No provision herein shall be deemed to restrict or prohibit (i) the exercise of stock options granted pursuant to any of the Company’s equity incentive or other compensation plans or the exercise of warrants or conversion of any shares of the Company’s capital stock; provided that such restrictions shall apply to any of the Lock-Up Securities issued upon such exercise or conversion, (ii) or the transfer of shares of the Lock-Up Securities to satisfy withholding obligations for any equity award granted pursuant to the terms of the Company’s equity incentive or other compensation plans, such as upon exercise, vesting, lapse of substantial risk of forfeiture, or other similar taxable event, in each case on a “cashless” or “net exercise” basis (which, for the avoidance of doubt shall not include “cashless” exercise programs involving a broker or other third party), provided that as a condition of any transfer pursuant to this clause (ii), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Shares or any securities convertible into or exercisable or exchangeable for Shares during the Lock-Up Period, the undersigned shall include a statement in such report, and if applicable an appropriate disposition transaction code, to the effect that such transfer is being made as a share delivery or forfeiture in connection with a net value exercise, or as a forfeiture or sale of shares solely to cover required tax withholding, as the case may be, (iii) the entry into or modification of any plan established in compliance with Rule 10b5-1 of the Exchange Act at any time (other than the entry into or modification of such plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period), (iv) a sale of 100% of the Company’s outstanding shares of Common Stock, (v) transfers of Shares of Common Stock or any security convertible into or exercisable or exchangeable for Shares pursuant to a bona fide third party tender offer made to all holders of the Shares, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Shares and any security convertible into or exercisable or exchangeable for Shares shall remain subject to the restrictions set forth herein, (vi) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Shares or securities convertible into, or exchangeable or exercisable for, Shares, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the U.S. Securities and Exchange Commission under the Exchange Act during the Lock-Up Period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan, and (vi) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of 1933, as amended (the “Securities Act”), of the undersigned’s Lock-Up Securities, provided that no transfer of the undersigned’s Lock-Up Securities registered pursuant to the exercise of any such right, and no registration statement shall be filed under the Securities Act, with respect to any of the undersigned’s Lock-Up Securities during the Lock-Up Period. For purposes of clause (v) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

This lock-up agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This lock-up agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this lock-up agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Placement Agency Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this lock-up agreement does not intend to create any relationship between the undersigned and the Placement Agent, but that the Placement Agent is a third-party beneficiary of this lock-up agreement.

The undersigned understands that the Company and the Placement Agent are relying upon the execution, delivery and performance of this lock-up agreement in proceeding toward consummation of the Public Offering and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this lock-up agreement and that this lock-up agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns from the date of this lock-up agreement.

The undersigned further understands that, if the Placement Agency Agreement is not executed by      , 2024, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and the initial delivery of the Shares to be sold or an initial closing of the Public Offering does not occur, then this lock-up agreement shall automatically be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any sale of Shares in the Public Offering will only be made pursuant to one or more securities purchase agreements or pursuant to the Prospectus with investors identified by the Placement Agent or to such investors pursuant to the Prospectus and related Placement Agency Agreement, the terms of which are subject to negotiation between the Company, such investors and the Placement Agent.

This lock-up agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This lock-up agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this lock-up agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Date:	Very truly yours,

Name:
Name of Signatory, in the case of entities:
Title of Signatory, in the case of entities:

Address:

[Signature Page to Lock-Up Agreement]

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